EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND

EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

EATON VANCE PRIME RATE RESERVES

EV CLASSIC SENIOR FLOATING-RATE FUND

Supplement to Statements of Additional Information dated April 1, 2006

1. The following is added to “Investment Policies and Risks ”:

Daily Cash Balances. The Portfolio may invest its daily cash balances in Cash Management Portfolio, an affiliated money market fund. If the Portfolio invests in Cash Management Portfolio, the management fees paid on such investment will be credited against the Portfolio’s management fees, and such investment will be excluded from any stated limitation on investing in other investment companies.

September 7, 2006